Sale of Intellectual Property

THIS SALE OF INTELLECTUAL PROPERTY AGREEMENT ("Agreement") is entered into as of June 11, 2004, by and between ARP BioMed, Ltd., a company incorporated under the laws of the State of Israel having its principal office at c/o Mr. Yair Aloni, SuperDimension Ltd., Shraga Katz Building, Beerot Itzhak 60905, Israel ("ARP") and Gammacan Ltd., a company incorporated under the laws of the State of Israel having its principal office at 36 Dinur St., Kfar Saba 44245, Israel ("GAMMACAN").

WHEREAS:

A. ARP is a private company engaged, inter alia, in the business of research and development to provide clinical treatment for various cancer types (the "Business");

B. ARP has ceased from any activity, including research and development with respect to the Business; and

C. GAMMACAN desires to purchase from ARP all rights, including all registered and unregistered Intellectual Property rights including Patents, with respect to the Business and related thereto;

NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, the parties agree as follows:

1. Definitions

The following terms used in this Agreement shall have the meanings set forth below:

1.1 "ARP", is defined in the caption of this Agreement and as a party to this Agreement acts in the capacity of vendor and assignor.

1.2 "GAMMACAN", is defined in the caption of this Agreement and as a party to this Agreement acts in the capacity of purchaser and assignee.

1.3 "Business" is defined in Recital A. of this Agreement.

1.4 "Business Assets" means all Tangible Assets and Intangible Assets except for the Excluded Assets.

1.5 "Confidential Information" is information known or used in connection with the Business:

(a) that derives economic value, actual or potential, from not being generally known to, and is not readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

(b) is the subject of efforts that are reasonable under the circumstances to maintain its confidential nature;

and includes any Work that has not become a matter of Public Knowledge, other than as a result of breach of this Agreement;

1.6 "Contract" means any agreement, indenture, contract, lease, deed of trust, license, option, instrument or other commitment, whether written or oral.

1.7 "Closing" means the completion of the transactions contemplated in this Agreement.

1.8 "Closing Date" means september 1, 2004, or such other date as ARP and GAMMACAN may mutually determine.

1.9 "Embodiment" means a physical object that implements, fixes, or otherwise embodies a Work in a particular format, configuration, or medium, such objects including but not being limited to: books, articles, records, drawings, diagrams, products, devices, samples including cultures, colonies and deposits, computer programs embodied in semiconductor chips or otherwise and related flow charts, source code, object code, programmer notes and documentation, customer lists, supplier lists, brochures, price lists, advertising material, production records, employee manuals, personnel records, accounting and other books and records, correspondence, documents, and material relating to the Business, meeting and collaboration notes, laboratory notebooks, blueprints, specifications, help-files, manuals, compilations and collections, product plans, service plans, design documents, models, databases, business models, market research and forecasts, strategic plans, and tactical plans.

1.10 "Encumbrance" means any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, reservation, easement, option, right, privilege, matter capable of registration against title or any Contract to create any of the foregoing.

1.11 "Excluded Assets" means all assets explicitly identified in Schedule "8" - Excluded Assets, attached hereto.

1.12 "Funding" is defined in Clause 4.4 of Schedule "2" - Specific Representations and Warranties.

1.13 "Intangible Assets" means:

(a) ARP's entire right, title, interest, and benefit in all Works and the Intellectual Property therein, and

(b) ARP's right, title, interest, and benefit in the Material Contracts, at least to the extent necessary for GAMMACAN to successfully conduct the Business.

1.14 "Intellectual Property" means all right, title, interest, and benefit in a Work, whether existing under statute, common law, equity, or otherwise, whether in nature contractual, proprietary, sui generis, or otherwise, whether recognized currently or in future, including but not being limited to:

(i) utility patents and patent applications, and any patents or patent applications claiming domestic or foreign priority therefrom, including but not limited to Patent Cooperation Treaty applications and continuation, continuation-in-part, divisional and reissue patents and patent applications,

(ii) design patents and patent applications, which in some jurisdictions are called industrial design registrations and applications therefor, and any patents or patent applications claiming domestic or foreign priority therefrom, including but not limited to Patent Cooperation Treaty applications and continuation, continuation-in-part, divisional and reissue patents and patent applications,

(iii) plant patents and patent applications, which in some jurisdictions are called plant-breeders rights certificates and applications therefor, and any patents or patent applications claiming domestic or foreign priority therefrom, including but not limited to Patent Cooperation Treaty applications and continuation, continuation-in-part, divisional and reissue patents and patent applications,

(iv) copyrights, copyright registrations, and copyright applications, moral rights, and neighbouring rights, including performance rights, publication rights, transmission rights, and recording rights,

(v) trademarks, including trade names, service marks, designs, logos, trade dress, trade styles, and internet domains, trademark registrations, and trademark applications, and any trademarks or trademark applications claiming domestic or foreign priority therefrom including but not limited to Madrid Treaty applications,

(vi) database rights,

(vii) trade-secret and confidentiality rights,

(viii) conditional-access and copy-protection anti-circumvention rights,

(ix) any right, title, interest, or benefit analogous to the foregoing, and

(x) in particular, but without limiting the foregoing, any right, title, interest or benefit explicitly identified in Schedule "5" - Explicitly Scheduled Intellectual Property.

1.15 "Know-How" means all skill and ingenuity related to the Business that APR developed, acquired, or employed, which is based upon the body of knowledge, both general and specific, that comprises all of the methods, processes, techniques, designs, trade secrets, scientific and technical information, and other information and data, both confidential and not, relating to the Business.

1.16 "Material Contract" means any Contract materially affecting any of the Business Assets, and includes the Contracts explicitly identified in Schedule "6" - Material Contracts, attached hereto.

1.17 "Patents" means the patents and patent applications specified in Schedule "5" - Explicitly Scheduled Intellectual Property, attached hereto, and any patent or patent application claiming domestic or foreign priority therefrom, including but not limited to Patent Cooperation Treaty applications and continuation, continuation-in-part, divisional and reissue patents and patent applications.

1.18 "Permitted Encumbrance" means any Encumbrance explicitly identified in Schedule "10" - Permitted Encumbrances, attached hereto.

1.19 "Public Knowledge" means information that is generally known in the field of the Business or is otherwise accessible through lawful, non-confidential sources;

1.20 "Purchase Price" is defined in Clause 0 of this Agreement.

1.21 "Shares" is defined in Clause 0 of this Agreement.

1.22 "Tangible Assets" means all Embodiments in which ARP's has a right, title, or interest, including, but not limited to, all items explicitly identified in Schedule "7" - Explicitly Scheduled Tangible Assets.

1.23 "Work" means any incorporeal workproduct related to the Business that was created through intellectual effort by or for the benefit of ARP, including all such workproduct developed by ARP's employees or agents, or by ARP's contractors, research collaborators (whether non-profit or for-profit organizations), or other third parties obligated to grant an interest in such workproduct to ARP, which workproduct includes, but is not limited to inventions, designs, artistic creations, literary creations, musical creations, dramatic creations, Know-How, and processes, formulae, ideas, information, data, concepts, knowledge obtained through research, investigation, observation, experience, study, development, or manufacturing, regardless of whether such knowledge is fundamental or merely an improvement on the state of the art.

General Provisions

2. Representations and Warranties

2.1 All corporate action on the part of ARP necessary for the authorization, execution, delivery, and performance of this Agreement have been taken and approved. This Agreement shall constitute the valid and legally binding obligations of ARP.

2.2 No consent, approval, order, license, permit, action by, or authorization of or designation, declaration, or filing with any governmental authority on the part of ARP is required that has not been, or will not have been, obtained in connection with the valid execution, delivery and performance of this Agreement.

2.3 As of the day of this Agreement and thereafter for an unlimited period of time, ARP shall not (directly or indirectly), conduct any research, development and/or business activity, which are related to the Business and Business Assets and/or are in competition to GAMMACAN activities.

2.4 As long as ARP shall hold 12.5% of the issued and outstanding shares of GAMMACAN, ARP shall have the right to appoint one board member, that board member shall be Mr. Yair Aloni. The board of directors of GAMMACAN shall consist of 3 members of the board.

3. Sale of Intellectual Property

3.1 ARP sells GAMMACAN full title free from any right of any third party, sole and exclusive, non-revocable, perpetual, royalty free, to all Business Assets in consideration for US$100,000 (the "Purchase Price") to be paid by the issuance of ordinary shares of

GAMMACAN equal to 12.5% of the issued and outstanding shares of GAMMACAN at a par value of 0.01 NIS each, (the "Shares").

3.2 ARP shall not be entitled to any further consideration of money or money's worth.

3.3 Upon the confirmation of Advocate Ori Rosen, having the signed issuance documents enabling the registration of the Shares, ARP shall assign and transfer all Business Assets to GAMMACAN and shall sign any documents related thereto.

4. Miscellaneous

4.1 Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel.

4.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made either party which are not expressly set forth in this Agreement.

4.3 Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

4.4 Cross-References. The words "herein", "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular schedule, article, section, paragraph or other subdivision of this Agreement.

4.5 Neutral Drafting. If an ambiguity or question of intent arises with respect to any provision of this Agreement, the Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favouring or disfavouring either party by virtue of authorship of any of the provisions of this Agreement.

4.6 Number, Gender and Persons. In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

4.7 Time. Time shall be of the essence of this Agreement.

4.8 Allocation of Risk. The parties acknowledge and agree that the amounts charged or paid in this Agreement reflect an allocation of risk between the parties, including, but not limited to, the limitation of liability and exclusion of remedies described in this Agreement. A modification of the allocation of risks set forth in this Agreement would affect these amounts, and in consideration of such amounts, the parties agree to such allocation of risk.

4.9 Enurement. This Agreement will enure to the benefit of and be binding upon the parties, and their respective heirs, executors, administrators, successors and assigns.

4.10 Notices. Any notice required or permitted to be given under this Agreement will be in writing and may be given by personal service or by prepaid registered mail, posted in Israel, and addressed to the proper party at the address stated below:

if to ARP:
ARP BioMed Ltd.
c/o Mr. Yair Aloni
SuperDimension Ltd.
Shraga Katz Building
Beerot Itzhak 60905, Israel
Fax. 972-3-933-7880
Email: yair@solidimension.com

with a copy to
Prof. Y. Shoenfeld
Head: Dept. Medicine "B"
Chaim Sheba Medical Center
Tel Hashomer 52621, Israel
Fax 972-3-5352855
Email: shoenfel@post.tau.ac.il

if to GAMMACAN:
GammaCan Ltd.
Attention: Miriam Sani
36 Dinur St.,
Kfar Saba 44245, Israel

with a copy to
Ori Rosen, Adv.
Danziger, Klagsbald, Rosen & Co.
7 Menachem Begin Street
Ramat Gan 52521, Israel
Fax: 972-3-752-7373
Email: ori@danklaw.co.il

or to such other address as any party may specify by notice. Any notice sent by registered mail as aforesaid will be deemed conclusively to have been effectively given on the fifth business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then such notice will not be effectively given until actually received.

4.11 Severability. The illegality or unenforceability of any provision of this Agreement shall not affect the validity and enforceability of any legal and enforceable provisions hereof.

4.12 Survival. All of the representations, warranties, covenants and agreements herein and contained in any certificate, statement or other document delivered pursuant to or in connection herewith shall survive the Closing Date and continue in full force and effect for the benefit of the party to which it was given, regardless of any knowledge or investigation by or on behalf of that party with respect thereto.

4.13 Further Assurances. From time to time subsequent to the Closing Date, the parties covenant and agree, at the expense of the requesting party, to promptly execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

4.14 Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be binding on either party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise provided.

4.15 Schedules and Exhibits. The following Schedules and Exhibits are attached to, are incorporated into, and form part of this Agreement. All terms defined in the body of this Agreement will have the same meaning in the Schedule and Exhibits attached hereto. Any additional covenants, conditions, or agreements set forth in writing and attached hereto whether at the commencement of the term or at any subsequent time and signed by the parties hereto will be read and construed together with and will form part of this Agreement.

Schedule "1" - Specific Conditions Precedent
Schedule "2" - Specific Representations and Warranties
Schedule "3" - Specific Covenants
Schedule "4" - Specific Mechanics of Closing
Schedule "5" - Explicitly Scheduled Intellectual Property
Schedule "6" - Material Contracts
Schedule "7" - Explicitly Scheduled Tangible Assets
Schedule "8" - Excluded Assets
Schedule "9" - Permitted Encumbrances
Schedule "10" - Consents

Exhibit "A" - Form of Confirmatory Assignment for Recordation
Exhibit "B" - Form of Directors' and Officers' Certificate
Exhibit "C" - Form of Legal Opinion from Intellectual Property Counsel
Exhibit "D" - Form of Confidentiality and Intellectual Property Agreement
Exhibit "E" - Form of Interview Record

4.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

THE CORPORATE SEAL of ARP BioMed, Ltd. was hereunto affixed in the presence of:

/s/ Yair Aloni____________________________
Authorized Signatory

/s/ Prof. Y. Shoenfeld_________________
Authorized Signatory

) ) ) ) c/s ) ) ) )

THE CORPORATE SEAL of Gammacan Ltd. was hereunto affixed in the presence of: /s/ Miriam Sani__________________ Authorized Signatory ____________________________________ Authorized Signatory	) ) ) ) c/s ) ) ) )

Schedule "1"
Specific Conditions Precedent

1. Conditions Precedent for the Benefit of ARP

The obligation of ARP to consummate the transactions herein contemplated is subject to the fulfilment of each of the following conditions precedent at the times stipulated:

1.1 GAMMACAN's Representations and Warranties. That the representations and warranties of GAMMACAN contained herein are true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made as at the Closing Date, except as may be in writing disclosed to and approved by ARP;

1.2 GAMMACAN's Covenants. That all terms, covenants, conditions, agreements, and obligations hereunder on the part of GAMMACAN to be performed or complied with at or prior to the Closing have been performed and complied with as at the Closing.

1.3 Waiver. The foregoing conditions of this Clause 1 are for the exclusive benefit of ARP and may be waived in whole or in part by ARP at any time. If any of the conditions contained in this Clause 1 shall not be performed or fulfilled at or prior to the Closing Date to the satisfaction of ARP acting reasonably, then ARP may, by notice to GAMMACAN, terminate this Agreement and the obligations of ARP and GAMMACAN under this Agreement, provided that ARP may also bring an action against GAMMACAN for damages suffered by it where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant, representation or a warranty by GAMMACAN.

2. Conditions Precedent for the Benefit of GAMMACAN

The obligation of ARP to consummate the transactions herein contemplated is subject to the fulfilment of each of the following conditions precedent at the times stipulated:

2.1 ARPS's Representations and Warranties. That the representations and warranties of ARP contained herein are true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made as at the Closing Date, except as may be in writing disclosed to and approved by GAMMACAN;

2.2 ARP's Covenants. That all terms, covenants, conditions, agreements, and obligations hereunder on the part of ARP to be performed or complied with at or prior to the Closing have been performed and complied with as at the Closing.

2.3 No Material Adverse Effects. That between the date hereof and the Closing Date no change, event, or circumstance has occurred which materially adversely affects the Business Assets or the prospects, operation, or condition of the Business or which significantly reduces the value of the Business or the Business Assets to GAMMACAN;

2.4 Waiver. The foregoing conditions of this Clause 2 are for the exclusive benefit of GAMMACAN and may be waived in whole or in part by GAMMACAN at any time. If any of the conditions contained in this Clause 2 shall not be performed or fulfilled at or prior to the Closing Date to the satisfaction of GAMMACAN acting reasonably, then GAMMACAN may, by notice to ARP, terminate this Agreement and the obligations of GAMMACAN and ARP under this Agreement, provided that GAMMACAN may also bring an action against ARP for damages suffered by it where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant, representation or a warranty by ARP.

Schedule "2"
Specific Representations and Warranties

3. Representations and Warranties of ARP

ARP represents and warrants to GAMMACAN, with the intent that GAMMACAN will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

3.1 Capacity and Consents

(a) Capacity. ARP is a corporation duly incorporated, validly existing, and in good standing under the laws of Israel, and has the power, authority, and capacity to carry on the Business as presently conducted and to enter into this Agreement and carry out its terms.

(b) Consents. Except as will be remedied by the consents, approvals, releases, and discharges described in Schedule "10" - Consents, attached hereto, neither the execution and delivery of this Agreement nor the performance of ARP's obligations hereunder will:

(i) give any person the right to terminate or cancel any of the Contracts scheduled in Schedule "6" - Material Contracts, attached hereto;

(ii) result in any fees, duties, taxes, assessments, penalties or other amounts becoming due or payable;

(iii) give rise to acceleration of the time for payment of any moneys payable or for the performance of any obligation to be performed under any of the Contracts scheduled in Schedule "6" - Material Contracts, attached hereto; or

(iv) give rise to the creation or imposition of any Encumbrance on any of the Business Assets, except as explicitly stated in Schedule "9" - Permitted Encumbrances.

3.2 Business Assets - in General

(a) Title. ARP owns and possesses and has good and marketable title to the Business Assets, free and clear of all Encumbrances of every kind and nature whatsoever except as disclosed in Schedule "9" - Permitted Encumbrances, attached hereto.

(b) No Encumbrances. Except as disclosed in Schedule "9" - Permitted Encumbrances, attached hereto, ARP does not have any indebtedness which might by operation of law or otherwise now or hereafter constitute an Encumbrance upon any of the Business Assets.

(c) No Competing Rights. No person other than GAMMACAN has any written or oral agreement or option or any right or privilege (whether by law, preemptive or contractual) capable of becoming an agreement or option for the purchase or acquisition from ARP of any of the Business Assets.

(d) Completeness of Business Assets. With the exception of the Excluded Assets, the Business Assets comprise all tangible and intangible assets used by ARP in connection with the Business.

(e) Sufficiency of Business Assets. The Business Assets are sufficient for GAMMACAN to successfully conduct the Business.

(f) Compliance. The Business Assets, the current uses thereof and the conduct of the Business comply with all regulations, statutes, enactments, laws, by-laws, and codes, including, without limitation, those dealing with public health and safety occupational health and safety, and environmental laws.

(g) Asset Risk. The Business Assets will remain at the risk of ARP; if any of the Business Assets are lost, damaged, or destroyed prior to the time of Closing, GAMMACAN may in lieu of terminating this Agreement elect by notice in writing to ARP to complete the purchase to the extent possible, and at the option of GAMMACAN, either:

(i) the Purchase Price will be reduced by an amount equal to the cost of making good such loss, damage, or destruction; or

(ii) APR will assign and pay over to GAMMACAN all insurance moneys payable in respect of such loss, damage, or destruction.

3.3 Tangible Assets.

(a) Completeness of Tangible Assets. Except as explicitly stated in Schedule "8" - Excluded Assets, attached hereto, all Embodiments in existence are Tangible Assets.

(b) Condition of Tangible Assets. Except as otherwise disclosed in Schedule "7" - Explicitly Scheduled Tangible Assets, attached hereto, and reasonable wear and tear excepted, all Tangible Assets are in good working order and in a functional state of repair and to the best of the knowledge of ARP there are no latent defects therein.

(c) Delivery of Embodiments. As at the Closing Date and according to GAMMACAN's instructions, ARP will have either delivered to GAMMACAN or destroyed each Embodiment.

3.4 Intangible Assets - in General

(a) Completeness of Disclosure. ARP has disclosed to GAMMACAN all Intangible Assets necessary to successfully conduct the Business, and in particular, without limiting the generality of the foregoing:

(i) Schedule "5" - Explicitly Scheduled Intellectual Property discloses all the Intellectual Property, including particulars of creation, application, registration, chain of title, jurisdiction, status, agent, embodiments, sources, uses, and confidentiality; and

(ii) Schedule "6" - Material Contracts discloses and all licences, registered user agreements and other Contracts that relate to Intellectual Property.

(b) No Third-Party Interests. No person has been granted any interest in or right to use all or any portion of the Intangible Assets and, except as explicitly stated in Schedule "6" - Material Contracts, ARP is not obligated to provide consideration to any person to use or in any other way deal with the Intangible Assets.

(c) No Infringement of Intangible Assets. ARP, after due inquiry, has no knowledge of any infringement or violation of any of its rights in the Intangible Assets.

(d) Validity of Intangible Assets. ARP is not aware of any state of facts that cast doubt on the validity or enforceability of any of the Intangible Assets.

(e) Stage of Development. ARP represents that the Intangible Assets are developed to the point where animal trials have been completed and the underlying technology is ready for feasibility studies in human beings.

(f) Sufficiency. ARP represents that the Intangible Assets are sufficient to explore the therapeutic value of IVIG in the treatment of cancer.

(g) Fitness for Purpose. The Intangible Assets are fit for the purpose of exploring the therapeutic value of IVIG in the treatment of cancer.

(h) Documentation. ARP has provided to GAMMACAN a true and complete copy of all applications, prosecution histories, certifications, Contracts and amendments thereto that comprise or relate to the Intangible Assets.

3.5 Material Contracts.

(a) Disclosure of Material Contracts. Except as otherwise provided herein, Schedule "6" - Material Contracts, attached hereto, discloses all Contracts relating to the Business Assets, including in particular Contracts:

(i) out of the ordinary course of Business;

(ii) which entail the payment of in excess of $10,000.00 during any one year period;

(iii) respecting ownership of or title to any interest or claim in or to any real or personal property making up the Business Assets;

(iv) respecting Intellectual Property; and

(v) any confidentiality, secrecy or non-disclosure contract, (whether ARP is a beneficiary or obligant thereunder) relating to any proprietary or confidential information or any non-competition or similar contract.

(b) Particulars of Material Contracts. Schedule "6" - Material Contracts, attached hereto, contains an accurate and complete description of all material particulars respecting the Material Contracts and, except as disclosed in said Schedule:

(i) each of said Material Contracts is in good standing and in full force and effect and ARP has performed all of the obligations required to be performed by it and is entitled to all benefits thereunder, and as is not in default or alleged to be in default in respect of any Material Contract or any other Contracts, engagements or commitments provided for in this Agreement, to which ARP is a party or by which it is bound; and

(ii) there has not been any amendment, modification, variation, surrender, or release of said Contracts.

3.6 Intellectual Property.

(a) Title. ARP is the beneficial owner of the Intellectual Property, free and clear of all Encumbrances, and is not a party to or bound by any Contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Intellectual Property.

(b) Chain of Title. ARP is either the original holder or the successor in interest and assignee of all rights, title and interest in the Intellectual Property pursuant to assignment agreements identified in Schedule "5" - Explicitly Scheduled Intellectual Property.

(c) No Infringement of Third-Party Interests. The conduct of the Business does not infringe upon the industrial or intellectual property rights, domestic or foreign, of any other person. ARP is not aware of a claim of any infringement or breach of any industrial or intellectual property rights of any other person, nor has ARP received any notice that the conduct of the Business, including the use of the Intellectual Property, infringes upon or breaches any industrial or intellectual property rights of any other person.

(d) Good Standing. The Intellectual Property is currently in good standing and all actions that must be performed in the next twelve months to keep it in good standing are identified in Schedule "5" - Explicitly Scheduled Intellectual Property.

(e) Accuracy and Correctness. ARP has made reasonable efforts to verify the accuracy and correctness of the Intellectual Property.

(f) Confidentiality of Know-How. Except as indicated in Schedule "5" - Explicitly Scheduled Intangible Assets, all Know-How remains confidential to ARP, which will on Closing be transferred to Gammacan.

(g) Format of Know-How. ARP will provide all of its documented Know-How to GAMMACAN (including manuscripts, trial protocols and results etc.) in Hebrew and English.

(h) Quality of Services. Any consulting or other services that ARP provides to GAMMACAN to transfer Know-How and other Intangible Property pursuant to this Agreement will be of reasonable quality.

(i) Patent Rights. ARP is the registered and beneficial owner of all rights in each patent and patent application that is identified in Schedule "5" - Explicitly Scheduled Intellectual Property, either as the original holder or as the successor in interest and assignee of all rights, title and interest in such Intellectual Property pursuant to assignment agreements identified in Schedule "5" - Explicitly Scheduled Intellectual Property. For each invention that is the subject of a patent or patent application that is identified in Schedule "5" - Explicitly Scheduled Intellectual Property, all of its actual inventors are identified as inventors in the patent or patent application, and all persons identified in the patent or patent application as inventors are actual inventors of the invention. For each invention that is the subject of a patent or patent application that is identified in Schedule "5" - Explicitly Scheduled Intellectual Property, all priority claims have been properly made and perfected.

4. Representations and Warranties of GAMMACAN

GAMMACAN represents and warrants to ARP as follows, with the intent that ARP will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated hereby, that:

4.1 Capacity. GAMMACAN is a corporation duly incorporated, validly existing, and in good standing under the laws of Israel and has the power, authority, and capacity to enter into this Agreement and to carry out its terms.

4.2 Authority. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of GAMMACAN, and this Agreement constitutes a valid and binding obligation of GAMMACAN in accordance with its terms.

4.3 Shares. The Shares, when issued will be validly issued as fully paid and non-assessable ordinary shares in the capital of GAMMACAN.

4.4 Funding. On or before the Closing Date, GAMMACAN will obtain US$800,000, some or all of which may be in the form of a loan, for the purpose of funding development of the Business (the "Funding").

Schedule "3"
Specific Covenants

5. Covenants of ARP

5.1 Upon Execution of this Agreement.

(a) Non-Competition. As of the day of this Agreement and thereafter for an unlimited period of time, ARP shall not (directly or indirectly), conduct any research, development and/or business activity, which are related to the Business and Business Assets and/or are in competition to GAMMACAN activities.

(b) Non-Solicitation. As of the day of this Agreement and thereafter for an unlimited period of time, ARP shall not solicit GAMMACAN's customers, employees, agents, contractors, or research collaborators participating in the Business.

(c) Confidential Information. As of the day of this Agreement and thereafter for an unlimited period of time, ARP shall keep in strictest confidence and trust all Confidential Information. ARP shall take all necessary precautions against unauthorized disclosure of the Confidential Information and shall not directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to any third party and shall not copy or reproduce the Confidential Information or store the Confidential Information on any form of media, except as may be reasonably required to perform its obligations under this Agreement.

5.2 Prior to Closing.

(a) Preservation of Assets. ARP shall not sell or dispose of any of the Business Assets and shall preserve the Business Assets intact without any further Encumbrances.

(b) Inspection. ARP shall afford GAMMACAN and its authorized representatives full access during normal business hours to the Business Assets and without limitation all title documents, abstracts of title, deeds, leases, Contracts, financial statements, policies, reports, licenses, books, records, files, prosecution histories, and other such material relating to the Business or Business Assets, and furnish such copies thereof and other information, as GAMMACAN may reasonably request.

(c) Inspection Authorization. At the request of GAMMACAN, ARP shall execute such consents, authorizations and directions as may be necessary to permit any inspection of the Business Assets or to enable GAMMACAN or its authorized representatives to obtain full access to all files and records relating to the Business Assets maintained by governmental or other public authorities or any other entity.

(d) Copies of Prosecution Histories. ARP shall, within 14 days of the execution hereof, deliver to GAMMACAN copies of all prosecution histories of all Intellectual Property.

(e) Copies of Material Contracts. ARP shall, within 14 days of the execution hereof, deliver to GAMMACAN true copies of the Material Contracts.

(f) Interviews. ARP shall arrange to make available for interviewing during normal business hours and for a reasonable duration all persons identified as sources of Know-How in Schedule "5" - Explicitly Scheduled Intellectual Property.

(g) Creation of Embodiments of Know-How. No later than 7 days before the Closing Date, ARP shall deliver to GAMMACAN all of the Embodiments of the Know-How in its possession.

(h) Delivery of Tangible Assets. No later than 7 days before the Closing Date, ARP shall deliver the Tangible Assets to GAMMACAN, and in particular shall either deliver to GAMMACAN or destroy each Embodiment according to GAMMACAN's instructions.

(i) Consents. ARP shall use its best efforts to procure and obtain at or prior to the Closing Date all such consents, approvals, releases, and discharges as may be required to effect the transactions contemplated hereby from all federal, provincial, municipal or other governmental or regulatory bodies and from all other third parties as necessary.

(j) Corporate Action. ARP shall use its best efforts to take or cause to be taken all necessary corporate action, steps and proceedings to approve and authorize validly and effectively the transfer of the Business Assets to GAMMACAN and the execution and delivery of this Agreement and any other Agreements or documents contemplated hereby and to cause all necessary meetings of directors and shareholders of ARP to be held for such purpose.

(k) No Breach. ARP shall not, without the prior written consent of GAMMACAN, enter into any transaction or refrain from doing any action that would constitute a breach of any representation, warranty, covenant or other obligation of ARP contained herein.

(l) Indemnity. ARP covenants and agrees to indemnify and hold harmless GAMMACAN from and against:

(i) any and all debts, obligations, and liabilities, whether accrued, absolute, contingent, or otherwise, existing at the time of Closing, respecting the Business Assets; and GAMMACAN may, but will not be bound to, pay or perform same and all moneys so paid by GAMMACAN in doing so will constitute indebtedness of ARP to GAMMACAN hereunder;

(ii) any and all damage or deficiency resulting from any misrepresentation, misstatement, breach of warranty, or the non-fulfilment of any covenant on the part of ARP under this Agreement or under any document or instrument delivered pursuant hereto or in connection herewith; and

(iii) any and all claims, actions, suits, proceedings, demands, assessments, judgements, charges, penalties, costs, and expenses (including the full amount of any legal expenses invoiced to GAMMACAN) which arise or are made or claimed against or are suffered or incurred by GAMMACAN in respect of any of the foregoing.

5.3 At Closing. At the Closing, ARP shall execute and deliver or cause to be executed and delivered all deeds, conveyances, bills of sale, transfers, assignments, agreements, certificates, documents, waivers, Contracts and instruments as may be necessary to effectively vest good and marketable title to the Business Assets in GAMMACAN free and clear of any Encumbrances (except the Permitted Encumbrances or as may be otherwise specifically provided herein) and without limiting the foregoing, will execute and deliver or cause to be executed and delivered:

(a) a general conveyance of the Business Assets,

(b) a bill of sale (Absolute) for the Tangible Assets,

(c) confirmatory assignments for each of the Intellectual Property applications and registrations, in a form suitable for recordation and substantially as shown in Exhibit "A" - Form of Confirmatory Assignment for Recordation,

(d) waivers of all moral rights in all Works that are subject to moral rights,

(e) assignments of all ARP's right, title, interest, and benefit in the Material Contracts, at least to the extent necessary for GAMMACAN to successfully conduct the Business,

(f) confirmation that each Embodiment has been either delivered to GAMMACAN or destroyed, according to GAMMACAN's instructions,

(g) all consents, approvals, releases, and discharges as may be required to effect the transactions contemplated hereby, including in particular those described in Schedule "10" - Consents,

(h) a certified copy of a resolution of the Directors of ARP duly passed authorizing the execution and delivery of this Agreement and the completion of the transactions contemplated hereby,

(i) a certified copy of a special resolution of the shareholders of ARP duly passed authorizing and approving the sale of the Business Assets,

(j) a certificate of the Directors and Officers of ARP, dated the Closing, acceptable in form and content to the solicitors for GAMMACAN acting reasonably and in substantially the form shown in Exhibit "B" - Form of Directors' and Officers' Certificate,

(k) [reserved] ,

(l) the favourable legal opinion of the intellectual property counsel for ARP, in form satisfactory to the solicitors for GAMMACAN acting reasonably and in substantially the form shown in Exhibit "C" - Form of Legal Opinion from Intellectual Property Counsel, [under review]

(m) Confidentiality and Intellectual Property Agreements, in substantially the form shown in Exhibit "D" - Form of Confidentiality and Intellectual Property Agreement, executed by Prof. Y. Shoenfeld. ,

(n) Interview Records, in substantially the form shown in Exhibit "E" - Form of Interview Record, executed by an ARP signatory and each of:

Prof. Yehuda Shoenfeld

Prof. Pnina Fishman

Ms. Nava Swersky-Sofer

(o) all such other documents and instruments as may be necessary to transfer or assign the Business Assets,

(p) executed releases by any third parties which have any Encumbrances against the Business Assets other than the Permitted Encumbrances, and

(q) all such other documents and instruments as GAMMACAN's solicitors may reasonably require.

5.4 After Closing.

(a) Securities. ARP agrees:

(i) to abide by all laws governing securities issued pursuant to this Agreement;

(ii) that such securities shall not be transferred unless the securities are registered or an exemption from registration is approved;

(iii) agrees to accept the securities with restrictive legends; and

(iv) agrees to timely execute all documents, place the securities in escrow, or perform other reasonable acts required by laws or regulations in order to register the securities.

(b) Forwarding. ARP shall deliver to GAMMACAN any material or information that it receives relating to the Business or the Business Assets within 7 days of such receipt.

(c) Confirmation of Sale. At the request of GAMMACAN, ARP shall contact entities that it encountered through the conduct of the Business to advise that GAMMACAN has purchased the Business and/or the Business Assets.

(d) Joinder. GAMMACAN shall have the right to join ARP as a party plaintiff in any action brought by GAMMACAN to enforce the Intellectual Property and ARP shall agree to be so joined. Should GAMMACAN join ARP, GAMMACAN shall pay all expenses incurred by ARP in its participation in the action, and GAMMACAN shall indemnify ARP against any losses, judgements, or awards that ARP may incur as a result of such action. GAMMACAN shall also have the right to request that, at GAMMACAN's expense, ARP furnish data, records, evidence, testimony, technical assistance, and cooperation as reasonably necessary to facilitate any actions, including re-examination or reissue proceedings, to defend or enforce the Intellectual Property, and ARP shall so furnish.

(e) Consulting Services to Aid Transfer of Know-How. ARP agrees to assist GAMMACAN in the future by providing additional information and consulting services, as GAMMACAN may reasonably request, to carry out the purpose of this Agreement. Should such services require the devotion of material resources by ARP, the parties shall discuss payment by GAMMACAN to ARP for such services, at reasonable market terms.

6. Covenants of GAMMACAN

6.1 Prior to Closing.

(a) Consents. Between the date of this Agreement and the Closing Date, GAMMACAN will make all reasonable efforts to obtain and procure in co-operation with ARP all consents, approvals, releases, and discharges required to effect the transactions contemplated hereby.

(b) Funding. On or before the Closing Date, GAMMACAN shall obtain the Funding.

6.2 At Closing.

At the Closing, GAMMACAN shall deliver or cause to be delivered to ARP:

(a) a copy of a resolution of the Directors of GAMMACAN duly passed authorizing the execution and delivery of this Agreement and the completion of the transactions contemplated hereby, and

(b) [reserved]

(c) all such other documents and instruments as ARP or its solicitors may reasonably require.

Schedule "4"
Specific Mechanics of Closing

7. Location

7.1 The Closing will take place at 10:00 a.m. local time, on the Closing Date at the offices of Danziger, Klagsbald, Rosen & Co. at 7 Menachem Begin Street, Ramat Gan 525251, Israel or at such other place, date, and time as may be mutually agreed upon by the parties hereto.

8. Non-Merger

8.1 ARP. The representations, warranties, covenants, and agreements of ARP contained herein and those contained in the documents and instruments delivered pursuant hereto or in connection herewith will survive the Closing Date, and notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases ARP of such representation, warranty, covenant, or agreement), or any investigation by GAMMACAN, same will remain in full force and effect.

8.2 GAMMACAN. The representations, warranties, covenants, and agreements of GAMMACAN contained herein and those contained in the documents and instruments delivered pursuant hereto or in connection herewith will survive the Closing Date, and notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases GAMMACAN of such representation, warranty, covenant, or agreement), or any investigation by ARP, same will remain in full force and effect.

SCHEDULE "5"
Explicitly Scheduled Intellectual Property

Country	Serial No.	Filing Date	Status	Action Taken
Australia	19848/95	03/09/95	Patent 700751	Granted 04/29/99; Expires 03/09/15
Austria	95912808.3	03/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Belgium	95912808.3	03/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Brazil	PI 9507067-2	03/09/95	Pending
Canada	2,184,269	03/09/95	Pending
China	95192080.4	03/09/95	Patent 95195080.4	Granted 08/14/02; Expires 03/09/15
Denmark	95912808.3	03/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Europe	95912808.3	03/09/95	Patent 750514 Abandoned	Granted 01/17/01; Expires 03/09/15
EPC 2	00964595.3	09/27/00	Pending
Finland	963598	03/15/95	Pending
France	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Gaza Strip	29	03/13/95	Abandoned
Gaza Strip	52	09/27/00	Patent 52	Granted 11/20/01; Expires 09/27/20
Germany	95912808.3	03/09/95	Patent DE69519924T2	Granted 01/17/01; Expires 03/19/15
Great Britain	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Greece	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Hong Kong	9811792.4	12/22/98	Patent HK1014493	Issued 11/30/01; Expires 12/22/18
Hong Kong 2	03100275.3	01/10/03	Pending
Ireland	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Israel	112963	03/12/95	Abandoned
Italy	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Japan	7-524081	03/09/95	Pending
Luxembourg	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Monaco	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Netherlands	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
New Zealand	282659	03/09/95	Patent 282659	Granted 10/28/98; Expires 03/09/15
Norway	19963835	03/09/95	Pending
PCT	PCT/US95/02910	03/09/95	Pending
PCT 2	PCT/IL00/00600	09/27/00	Abandoned
Portugal	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
South Korea	96-705054	03/09/95	Patent 0352583	Granted 08/30/02; Expires 03/09/15
Spain	95912808.3	09/09/95	Patent 2155519 T3	Granted 01/17/01; Expires 03/09/15
Sweden	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Switzerland	95912808.3	09/09/95	Patent 750514	Granted 01/17/01; Expires 03/09/15
Taiwan	84102356	03/13/95	Patent NI-124944	Granted 05/03/01; Expires 03/13/15
Taiwan 2	89119836	09/26/00	Pending
West Bank	10	03/13/95	Abandoned
West Bank 2	51	09/27/00	Pending
United States	08/212,361	03/14/94	Abandoned
United States CIP	08/340,094	11/15/94	Patent 5,562,902	Issued 10/08/96, Expires 11/15/14
United States CIP CON	08/487,803	06/07/95	Patent 5,965,130	Issued 10/12/99, Expires 11/15/14
United States CIP CON CIP	09/405,050	09/27/99	Pending	Awaiting communication from Examiner

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KNOW HOW

All of ARP's Know-How that is embodied in or related to the Business Assets, including, without limiting the generality of the foregoing, the following:

All of the patents and patent applications listed above, including all correspondence with ARP's patent attorneys, Fish & Neave;

Presentation to the Board of Directors of ARP, August 1999

ARP Board Minutes, January 20, 2000

Presentation to and minutes of ARP's SAB meeting, May 20, 2000

Presentation to the Board of Directors of ARP, July 14, 2000

ARP BIOMED Scientific Report, January 2001

The following manuscripts:

Shoenfeld Y and Fishman P., Gamma-globulin inhibits tumor spread in mice, Int Immunol 11: 1247-1251, 1999

Bar-Dayan Y., Barshack I., Blank M., Goldberg I., Levy Y., Kopolovic J., Fishman P., Sheonfeld Y., Antibodies to the Cytoplasm, Cell Membrane and Nuclear Membrance of Malignant Neoplasms in Pooled Normal Human Polyspecific Immunoglobulin G, Intl J Oncol. 15:1091 - 1096, 1999

Fishman P., Bar-Yehuda S., Barer P., Merimsky O., Shoenfeld Y., IVIg Exerts an apoptotic effect on human colon carcinoma cells (submitted to AACR meeting July 2000)

Rauva L, Lukac J, Levy Y, Rovensky J, Shoenfeld Y. High- dose intravenous immunoglobulins for lupus nephritis - a salvage immunomodulation. Lupus 10: 209-213, 2001.

Sheonfeld Y., Levy Y., Fishman P., Shrinkage of Melanoma Metastases Following High Dose Intravenous Immunoglobulin Treatment, IMAJ 3:698-699, 2001

Shoenfeld Y, Rauova L, Gilburd B, Kvapil F, Goldberg I, Kopolovic J, Rovensky J, Blank M. Efficacy of IVIG affinity-purified anti-double-stranded DNA anti-idiotypic antibodies in the treatment of an experimental murine model of systemic lupus erythematosus. Int Immunol 14: 1303-1311, 2002

Fishman P., Bar-Yehuda S., Shoenfeld Y., IVIg to prevent tumor metastases (Review), 1020 Intl J Oncol, 2002

Merimsky O., Meller I., Inbar M., Shoenfeld Y. Fishman P., A Possible Role for IVIg in the Treatment of Soft Tissue Sarcoma: A Clinical Case and an Experimental Model

Sherer Y., Levy Y., Sheonfeld Y., IVIG in autoimmunity and cancer-efficacy versus safety

Shapiro S., Shoenfeld Y., Gilburd B., Sobel E., Lahat N., Intravenous Gamma Globulin Inhibits the Production of matrix Metalloproteinase-9 in Macrophages

Trial Protocols

MOR - Protocol IVIG 01-98 (including Amendment 1 of August 10, 1998, and Amendment 2 - December 15, 1998)

MOR IVIG 01-98 status reports	- January 18, 2000 - March 27, 2000 - July 10, 2000 - September 10, 2000 - November 27, 2000 - February 4, 2001

And various other manuscripts, scientific publications, trial protocols and trial results relating to the above technology.

COPYRIGHTS

All copyright interests in or related to the Business Assets.

TRADEMARKS

All trademark rights in or related to the Business Assets.

SCHEDULE "6"
Material Contracts

1. Assets Transfer Agreement between ARP Biomed, Inc. and ARP Biomed Limited, a Nevis company, dated as of December 31, 1996 (a copy attached hereto as exhibit "A1").

2. Assets Transfer Agreement between ARP Biomed Limited, a Nevis company, and ARP, dated as of May 27, 1997 (a copy attached hereto as exhibit "A2").

3. Agreement relating to the conduct of clinical trials with Assaf Harofe hospital dated July 31, 2000 (a copy attached hereto as exhibit "B").

4. Insurance policies covering clinical trials (a copy attached hereto as exhibit "C").

5. Non disclosure agreement with Igeneon dated June 4, 2001 (a copy attached hereto as exhibit "D").

6. Non disclosure agreement with Kamada dated June 11, 2000 (a copy attached hereto as exhibit "E").

SCHEDULE "7"
Explicitly Scheduled tangible Assets

Various manuscripts, scientific publications, trial protocols and trial results relating to the Intangible Assets.

SCHEDULE "8"
Excluded Assets

The following Contracts of ARP, except to the extent that they affect any Work, Embodiment, or Intellectual Property:

1. All Contracts with investors and shareholders of ARP;

2. All Contracts with employees and consultants.

3. Discussions with Igeneon relating to business relationship

4. Discussions with Kamada relating to proposed merger

5. Discussions and/or agreement with Sclavo

SCHEDULE "9"
Permitted Encumbrances

None.

SCHEDULE "10"
Consents

No consents are required for the execution and performance of this Agreement.

The execution and performance of this Agreement may be subject to Stamp Duty Tax ("Mas Bulim") and VAT.

EXHIBIT "A"
Form of Confirmatory Assignment for Recordation

Confirmatory Assignment

WHEREAS, ARP BioMed, Ltd., a company incorporated under the laws of the State of Israel having its principal office at ________________________, Israel ("ARP") is the owner of [Identification of Specific Intellectual Property] (the "[Form Of Intellectual Property]");

AND WHEREAS Gammacan Ltd., a company incorporated under the laws of the State of Israel having its principal office at _____________________, Israel ("GAMMACAN") is desirous of securing the entire right, title and interest in and to the Form Of Intellectual Property];

NOW, THEREFORE, be it know that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ARP confirms that it has sold, assigned, transferred, and set over, and does hereby sell, assign, transfer, and set over to GAMMACAN, its lawful successors and assigns, ARP's entire, world-wide right, title, and interest in and to the [Form Of Intellectual Property], including any registration, application, division, continuation and reissue thereof, of [Jurisdiction(s)] which may be granted thereon; and ARP hereby authorizes and requests that all correspondence, requisitions, registrations and other documents relating to the [Form Of Intellectual Property] be issued to GAMMACAN, its successors and assigns, in accordance with the terms of this Assignment.

AND, ARP HEREBY further covenants and agrees that it will, without further consideration, communicate with GAMMACAN, its successors and assigns, any facts known to ARP respecting this [Form Of Intellectual Property] and testify in any legal proceeding, sign all lawful papers when called upon to do so, execute and deliver all papers that may be necessary or desirable to perfect the title to this [Form Of Intellectual Property] in GAMMACAN, its successors and assigns, execute all divisional, continuation, and reissue applications, make all rightful oaths and generally do everything possible to aid GAMMACAN, its successors and assigns, to obtain and enforce proper protection for this [Form Of Intellectual Property] in the United States, Canada and all other countries, it being understood that any expense incident to the execution of such papers shall be borne by the assignee, its successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
THE CORPORATE SEAL of ARP BioMed, Ltd. was hereunto affixed in the presence of: ____________________________________ Authorized Signatory ____________________________________ Authorized Signatory	) ) ) ) c/s ) ) ) )

THE CORPORATE SEAL of Gammacan Ltd. was hereunto affixed in the presence of: ____________________________________ Authorized Signatory ____________________________________ Authorized Signatory	) ) ) ) c/s ) ) ) )

EXHIBIT "B"
Form of Directors' and Officers' Certificate
To:	Gammacan Ltd. [Address] Israel	Clark, Wilson Barristers & Solicitors Patent and Trade-Mark Agents 800 - 885 West Georgia Street Vancouver, British Columbia, V6C 3H1 CANADA

RE: Sale of Intellectual Property Agreement (the "Agreement")
Between ARP BioMed, Ltd. ("ARP") and Gammacan Ltd. ("Gammacan")

We the undersigned hereby certify that as of the Closing Date:

1. Each of the representations and warranties of ARP contained in the Agreement is true and correct in all material respects as of the Closing Date.

2. Each of the covenants has been performed and completed.

3. This Certificate is made with full knowledge that Gammacan is relying on the same for the Closing of the transactions contemplated by the Agreement.

IN WITNESS WHEREOF we have executed this Certificate effective the _____ day of ______________, _______.

___________________	___________________	___________________	___________________
Name	Name	Name	Name
___________________	___________________	___________________	___________________
Signature	Signature	Signature	Signature
___________________	___________________	___________________	___________________
Capacity	Capacity	Capacity	Capacity
___________________	___________________	___________________	___________________
Name	Name	Name	Name
___________________	___________________	___________________	___________________
Signature	Signature	Signature	Signature
___________________	___________________	___________________	___________________
Capacity	Capacity	Capacity	Capacity

EXHIBIT "C"
Form of Legal Opinion from Intellectual Property Counsel

[Closing Date]

To:	Gammacan Ltd. [Address] Israel	Clark, Wilson Barristers & Solicitors Patent and Trade-Mark Agents 800 - 885 West Georgia Street Vancouver, British Columbia, V6C 3H1 CANADA

RE: Sale of Intellectual Property Agreement (the "Agreement")
Between ARP BioMed, Ltd. ("ARP") and Gammacan Ltd. ("Gammacan")

We are intellectual property counsel for ARP and have acted as counsel in connection with the execution and delivery by ARP of the Agreement. We have examined the law and such documents and records as we have deemed necessary to render this opinion.

We have assumed the accuracy and truthfulness of all public records and of all certifications, documents and other proceedings examined by us that have been executed or certified by public officials acting within the scope of their official capacities, and we have not independently verified the accuracy or truthfulness thereof. We have also assumed the genuineness of the signatures appearing upon such public records, certifications, documents and proceedings.

We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

Our opinion concerning any law in a jurisdiction other than Jurisdiction of Opining Firm] is our representation that we have received that opinion from associate counsel qualified to practice in that jurisdiction and that we know of no reason to reject the associate counsel's opinion.

Unless the context clearly indicates otherwise, each capitalized term used in this opinion will have the same meaning as set forth in the Agreement.

Based upon, and subject to, the foregoing, it is our opinion, as of the date hereof, that:

1. All applications and registrations are in good standing for Intellectual Property that has been explicitly identified in Schedule "5" - Explicitly Scheduled Intellectual Property.

2. APR is identified in the competent intellectual property registry as the current registered owner of each such application and registration.

3. No Encumbrance is recorded against any such application or registration in either the competent intellectual property registry or List of Personal Property Security Registries to be searched.]

4. We have no reason to believe that any such application is not registerable.

5. We have no reason to believe that any such registration is not valid.

6. We have no reason to believe that any such registration is being infringed or that any such application would presently be infringed had it already proceeded to registration.

7. We have no reason to believe that the conduct of the Business or the making, using, or selling of any Business Asset or Embodiment will infringe the intellectual property rights of any third party.

EXHIBIT "D"
Form of Confidentiality and Intellectual Property Agreement

Confidentiality and Intellectual Property Agreement

I, the undersigned ____________________, in consideration and as a condition of my business engagement with Gammacan Ltd., ("GAMMACAN") and with other entities which GAMMACAN owns, controls or is affiliated with or which are successors to any of GAMMACAN's business, and the sum of $10.00 now paid to me by GAMMACAN and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by me, I hereby agree that my business engagement with GAMMACAN is and always has been subject to the following terms:

9. DEFINITIONS

9.1 In this Agreement, the following words and phrases have the following meanings unless the context otherwise requires:

(a) "Business Opportunities" means potential business ventures of all kinds, including acquisitions, sales, business arrangements and other transactions and opportunities for new markets, products and services which have been disclosed to, investigated, studied or considered by GAMMACAN or by others on behalf of GAMMACAN;

(b) "Confidential Information" is information known or used by GAMMACAN in connection with its business:

(i) that derives economic value, actual or potential, from not being generally known to, and is not readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

(ii) is the subject of efforts that are reasonable under the circumstances to maintain its confidential nature;

and includes any trade secret, formula, design, concept, idea, prototype, compilation of information, data, program, method, technique, process, information relating to any service and/or product of GAMMACAN, Customer Information, Financial Information, Marketing Information, Works, Business Opportunities, Research and Development or confidential information of any third party that is provided to GAMMACAN, but does not include any of the foregoing which was known to me before employment by GAMMACAN or which is or becomes a matter of Public Knowledge other than as a result of my breach of this Agreement;

(c) "Customer Information" means information about GAMMACAN's customers, customer base and markets, including customer names and addresses, the names of employees of customers with whom GAMMACAN is in contact in its business, confidential information of GAMMACAN's customers, customer requirements and GAMMACAN's contracts with its customers, including details about pricing and supply;

(d) "Financial Information" means information about GAMMACAN's financial state including expenses, sales, income, profit, pricing, salaries and wages, and projections for the aforesaid information;

(e) "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word and the word "include" and its derivatives will be construed accordingly;

(f) "Intellectual Property Rights" means any and all legal protection recognized by the law (whether by statute, common law or otherwise) in respect of the Works, including trade secret and confidential information protection, patents, copyright and copyright registration, industrial design registration and trade-marks and trade-mark registrations and other registrations or grants of rights analogous thereto;

(g) "Marketing Information" means information including GAMMACAN's marketing programs, plans, strategies and proposed future products, services, advertising and promotion;

(h) "Public Knowledge" means information that is generally known in the business in which GAMMACAN is engaged or is otherwise accessible through lawful, non-confidential sources;

(i) "Research and Development" means information about any research, development, investigation, study, analysis, experiment or test carried out or proposed to be carried out by GAMMACAN; and

(j) "Works" include inventions, discoveries, designs, ideas, works, creations, developments, algorithms, drawings, compilations of information and databases, analyses, experiments, data, reports, know-how, formulas, methods, processes, techniques, software and documentation therefor, flowcharts, specifications and source code listings; and includes any modifications or improvements thereto, whether patentable or not, which are conceived, developed, created, generated or reduced to practice by me (whether by myself or with others), in accordance with my business engagement with GAMMACAN or which result from tasks assigned to me by GAMMACAN or which result from the use of the premises and property (including equipment, supplies or Confidential Information) owned, leased or licensed by GAMMACAN.

10. DISCLOSURE OF CONFIDENTIAL INFORMATION

10.1 At all times during and subsequent to the termination of my business engagement with GAMMACAN, I will receive and keep in strictest confidence and trust the Confidential Information.

10.2 I will take all necessary precautions against unauthorized disclosure of the Confidential Information and I will not directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to any third party and I will not copy or reproduce the Confidential Information or store the Confidential Information on any form of media, except as may be reasonably required for me to perform my duties to GAMMACAN.

11. RESTRICTED USE OF CONFIDENTIAL INFORMATION

11.1 At all times during and subsequent to the termination of my business engagement with GAMMACAN, I will not use the Confidential Information in any manner except as reasonably required for me to perform my duties to GAMMACAN.

11.2 Without limiting the generality of Section 11.1, at all times during and subsequent to the termination of my business engagement with GAMMACAN, I will not use or take advantage of the Confidential Information for the purpose of creating, maintaining or marketing or aiding in the creation, maintenance or marketing of any product or service which is competitive with any product or service developed, owned, licensed, sold or marketed by GAMMACAN.

11.3 Upon the request of GAMMACAN, and in any event upon the termination of my business engagement with GAMMACAN, I will immediately return to GAMMACAN all materials, including all copies in whatever form, containing the Confidential Information which are in my possession or under my control or which are in the possession or under the control of any persons for whom I am legally responsible.

11.4 Upon the termination of my business engagement with GAMMACAN, I will execute and deliver to GAMMACAN a Termination Certificate in the form attached hereto as Schedule "A".

12. OWNERSHIP OF CONFIDENTIAL INFORMATION AND WORKS

12.1 I will not acquire any right, title or interest in or to the Confidential Information, all of such right, title and interest being owned by GAMMACAN.

12.2 I will promptly and fully disclose to GAMMACAN all Works and if and so often as required by GAMMACAN, I will disclose in writing to GAMMACAN, the details of all Works that I am involved with or that I am responsible for.

12.3 I hereby assign and transfer to GAMMACAN, and agree that GAMMACAN will be the sole and exclusive owner of, all of my right, title and interest in and to all Works throughout the world, including all Intellectual Property Rights therein.

12.4 I will cooperate fully at all times during and subsequent to my business engagement with GAMMACAN with respect to execution of all further documents and the carrying out of all such acts and things as are reasonably requested by GAMMACAN to confirm the transfer of ownership of all rights, including all Intellectual Property Rights, effective at or after the time the Works are created, and to apply for and obtain Intellectual Property Rights registrations covering the Works.

12.5 GAMMACAN is solely and exclusively entitled to make applications for registration of all Intellectual Property Rights in relation to the Works, in GAMMACAN's sole discretion, in any jurisdictions that GAMMACAN deems necessary.

12.6 GAMMACAN, its assignees and licensees, are not required to designate me as the author of any Works.

12.7 I hereby waive in whole all moral rights which I may have in the Works, including the right to the integrity of the Works, the right to be associated with the Works, the right to restrain or claim damages for any distortion, mutilation or other modification of the Works and the right to restrain use or reproduction of the Works in any context and in connection with any product, service, cause or institution.

12.8 Listed on Schedule "B" to this Agreement are those works and inventions created by me, alone or jointly with others, prior to my business engagement by GAMMACAN, which are exempt from the operation of this Agreement. If nothing is listed on Schedule "B", I represent that I have made no such works or inventions as of the date of this Agreement.

12.9 My obligations in this Article 12 will continue beyond the termination of my business engagement with GAMMACAN with respect to Works created during my business engagement with GAMMACAN.

13. NON-SOLICITATION OF GAMMACAN CLIENTS

13.1 While I am in a business engagement with GAMMACAN and for the period of 12 months immediately following the termination of my business engagement with GAMMACAN, I will not, directly or indirectly, contact or solicit any clients of GAMMACAN for the purpose of selling or supplying to such clients, any services which are competitive with the services developed, marketed, or sold by GAMMACAN at the time of the termination of my business engagement with GAMMACAN, nor will I accept any work from or do any work for any such clients during such period, whether on my own behalf or on behalf of any other party.

13.2 For the purpose of this Agreement, clients of GAMMACAN means any business or other organization that:

(a) was a client of GAMMACAN at the time of the termination of my business engagement with GAMMACAN or at any time within the year prior to the termination of my business engagement with GAMMACAN; or

(b) became a client of GAMMACAN within six months after the termination of my business engagement with GAMMACAN if I was involved with the marketing effort in respect of such client prior to the termination of my employment with GAMMACAN; or

(c) I was involved with the marketing effort for while in a business engagement with GAMMACAN during the year preceding the termination of my business engagement with GAMMACAN, whether or not such business or organization ever became a client of GAMMACAN.

14. NON-SOLICITATION OF GAMMACAN EMPLOYEES AND CONSULTANTS

14.1 While I am in a business engagement with GAMMACAN and for the period of 12 months immediately following the termination of my business engagement with GAMMACAN, I will not directly or indirectly hire (as an employee or as an independent contractor) any employees of or consultants to GAMMACAN, nor will I solicit or induce or attempt to induce any persons who were employees of or consultants to GAMMACAN at the time of such termination or who were employees of or consultants to GAMMACAN during the period of 90 days immediately preceding such termination, to terminate their employment or consulting agreement with GAMMACAN.

15. REASONABLENESS OF OBLIGATIONS

15.1 I confirm that the obligations in Articles 13 and 14 herein are fair and reasonable given that, among other reasons:

(a) the sustained contact I will have with the clients of GAMMACAN will expose me to Confidential Information regarding the particular requirements of these clients and GAMMACAN's unique methods of satisfying the needs of these clients, all of which I agree not to act upon to the detriment of GAMMACAN; and

(b) I may be performing important development work on the products or services developed, marketed and/or sold by GAMMACAN,

and I agree that the obligations in Articles 13 and 14, together with my other obligations under this Agreement are reasonably necessary for the protection of GAMMACAN's proprietary interests.

15.2 I confirm that the scope of the obligations in Articles 13 and 14 are reasonable, given the nature of the market for the products and services of GAMMACAN.

15.3 I agree that the obligations in Articles 13 and 14 are in addition to the non-disclosure and other obligations provided elsewhere in this Agreement.

15.4 I acknowledge that the fulfilment or enforcement of my obligations contained in this Agreement will not preclude me from becoming gainfully employed in the life sciences industry following termination of my business engagement with GAMMACAN, given my general knowledge and experience in such industry.

15.5 I acknowledge and agree that damages may not be an adequate remedy to compensate GAMMACAN for any breach of my obligations contained in this Agreement and, accordingly, I agree that in addition to any and all other remedies available to GAMMACAN, GAMMACAN will be entitled to obtain relief by way of temporary or permanent injunction to enforce the obligations contained in this Agreement.

16. PRIOR AGREEMENTS

16.1 I acknowledge and represent to GAMMACAN that the performance of my duties under our business engagement will not breach any agreement or other obligation to keep confidential any proprietary information or trade secrets of any prior employer of mine or any other party.

16.2 I acknowledge and represent that I am not bound by any agreement or obligation with any third party or prior employer which conflicts with any of my obligations under this Agreement.

16.3 I represent and agree that I will not bring to GAMMACAN and will not use in the performance of my work with GAMMACAN any trade secrets, confidential information and other proprietary information of any prior employer of mine or any other party.

16.4 I represent and agree that in my work creating and contributing to Works I will not knowingly infringe the Intellectual Property Rights of any third party.

17. GENERAL

17.1 This Agreement will be governed by and interpreted in accordance with the law of Israel. I hereby irrevocably attorn to the non-exclusive jurisdiction of the Courts of Israel in the event of any dispute or other proceeding under this Agreement.

17.2 If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other covenant or other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal, or unenforceable covenant or provision had never been contained in this Agreement.

17.3 In this Agreement any reference to a termination of my business engagement will include termination for any reason whatsoever and with or without cause and any reference to my business engagement with GAMMACAN includes my employment as an employee and/or the provision of my services as an independent contractor.

17.4 This Agreement is personal to me and may not be assigned by me to any other person.

17.5 The rights and obligations under this Agreement will survive the termination of my business engagement with GAMMACAN and will be binding upon my heirs, executors and administrators and will enure to the benefit of the successors and assigns of GAMMACAN.

17.6 No failure or delay on the part of GAMMACAN in exercising any right, power or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy preclude any other further exercise thereof or the exercise of any further right, power or remedy.

17.7 I have read this Agreement, having been given sufficient time to do so thoroughly, and understand it and agree to its terms and my obligations under this Agreement.

17.8 I have been given the opportunity by GAMMACAN to obtain independent legal advice concerning the interpretation and effect of this Agreement.

17.9 I acknowledge having received a fully executed copy of this Agreement.

EXECUTED and delivered this __ day of __________________, _______ at _______________ , Israel.

SIGNED, SEALED AND DELIVERED by __________________ in the presence of:
______________________________________
Signature
______________________________________
Print Name
______________________________________
Address
______________________________________
______________________________________
Occupation

) ) ) ) ) )_______________________________ ) Print Name: ) ) ) )

GAMMACAN LTD.

Per: ____________________________________
Authorized Signatory

SCHEDULE "A"

TERMINATION CERTIFICATE

TO: GAMMACAN LTD. ("GAMMACAN")

This is to certify that I do not have in my possession nor have I failed to return to you, any documents, data, customer lists, customer records, sales records or other documents or materials, equipment or other property belonging to GAMMACAN, nor any other information defined as "Confidential Information" in my Confidentiality and Intellectual Property Agreement with GAMMACAN dated _____________________ , _____. I further confirm that I am and will be bound by my covenants, obligations and agreements as set out in the Confidentiality and Intellectual Property Agreement including, without limitation, those covenants, obligations and agreements concerned with Confidential Information, non-solicitation of clients and non-solicitation of employees and consultants of GAMMACAN.

DATED this ______ day of ___________________, _______ at ______________________, Israel.

SIGNED, SEALED AND DELIVERED by _______________________________________ in the presence of:

______________________________________
Signature
______________________________________
Print Name
______________________________________
Address
______________________________________

______________________________________
Occupation

) ) ) ) ) ) ) _______________________________ ) ) ) ) ) ) )

SCHEDULE "B"

TO: GAMMACAN LTD. ("GAMMACAN")

The following is a complete list of all works and inventions relative to the subject matter of my business engagement with GAMMACAN that I created prior to my business engagement with GAMMACAN:

[ ] No works and inventions

[ ] See below:

____________________________________________________________

____________________________________________________________

____________________________________________________________

____________________________________________________________

[ ] Additional sheets attached

DATED this ______ day of _________________, _______ at _______________________, Israel.

SIGNED, SEALED AND DELIVERED by _______________________________________ in the presence of:

______________________________________
Signature
______________________________________
Print Name
______________________________________
Address
______________________________________

______________________________________
Occupation

) ) ) ) ) ) ) ) _____________________________ ) ) ) ) ) )

EXHIBIT "E"
Form of Interview Record

Interview Record
Interview Date / Time / Location
Name of Interviewee
Interviewee's Contact Information
Inverviewee's Employer
Relationship of Interviewee with ARP BioMed, Ltd.
ARP Interviewer
Gammacan Interviewer

1. Background

Gammacan Ltd. has purchased from ARP BioMed, Ltd. all rights in its business of providing clinical treatment for various cancer types.

The Interviewee has or had a relationship with ARP, through which the Interviewee has had access to knowledge about this business.

Because Gammacan and ARP want to ensure that Gammacan acquires full knowledge about the business, they wish to consult with the Interviewee regarding his/her knowledge about the business.

At the beginning of this interview, both Gammacan and ARP have paid to the Interviewee a consultation fee of $<> in appreciation and consideration for the consultation services.

2. Interviewee's Knowledge About the Business

The Interviewee confirms to ARP and Gammacan that its full knowledge about the business is disclosed below.

Overview of Interviewee's Knowledge About the Business
Primary Areas of Knowledge
Secondary Areas of Knowledge
Tertiary Areas of Knowledge

Details of Interviewee's Knowledge About the Business
Subject
Detailed Disclosure

Details of Interviewee's Knowledge About the Business
Subject
Detailed Disclosure

Details of Interviewee's Knowledge About the Business
Subject
Detailed Disclosure

3. Acknowledgement of Confidential Nature of Knowledge About the Business

3.1 The Interviewee confirms to ARP and Gammacan that its access to knowledge about the business has been governed by obligations of confidentiality to and non-competition with ARP. Where these obligations were agreed to in writing, that agreement has been attached to this Interview Record for convenient reference. Where these obligations were agreed to orally, they are summarized below.

Interviewee's Obligations to ARP

3.2 The Interviewee acknowledges that Gammacan is ARP's successor in interest to the business, and so the Interviewee now agrees to so obligate itself to Gammacan.

3.3 The Interviewee also agrees to the following additional obligations to Gammacan with respect to knowledge about the business.

Interviewee's Additional Obligations to Gammacan

4. Location of Materials

The Interviewee acknowledges that controlling physical embodiments of knowledge is an important step in protecting the confidentiality of the knowledge itself. Physical embodiments include a wide range of materials, such as books, articles, records, drawings, diagrams, products, devices, processes, samples including cultures, colonies and deposits, computer programs embodied in semiconductor chips or otherwise and related flow charts, source code, object code, programmer notes and documentation, customer lists and information, supplier lists and information, brochures, price lists, advertising material, production records, employee manuals, personnel records, accounting and other books and records, and all other information, correspondence, documents, meeting and collaboration notes, contents of laboratory notebooks, formulae, blueprints, specifications, help-files, manuals, compilations, product plans, service plans, design documents, models, databases, business models, market research and forecasts, strategic plans, and tactical plans.

In this regard, the Interviewee confirms that there are no materials in its possession, custody or control that embody knowledge about the business, except as identified below.

Materials in Interviewee's Possession, Custody or Control
Item	Location

Upon the request of GAMMACAN, the Interviewee agrees to immediately return to GAMMACAN all materials, including all copies in whatever form or medium, embodying knowledge about the business that are in his/her possession or under his/her control or which are in the possession or under the control of any persons for whom he/she is legally responsible.

5. Further Consulting Services

The Interviewee acknowledges that questions often don't occur to an interviewer until after he has reflected on an interviewee's previous answers, at which point important follow-up questions come to mind. The Interviewee agrees to answer future questions from Gammacan so long as Gammacan bears any of the Interviewee's actual and reasonable expenses incurred in doing so.

The Interviewee also agrees to assist Gammacan to perfect its rights in knowledge about the business, for example by executing documents or providing evidence, so long as Gammacan bears any of the Interviewee's actual and reasonable expenses incurred in doing so.

6. Further Questions

The Interviewee understands that any questions about this interview, the consulting services, or its obligations to Gammacan can be direct to [Contact Person and Contact Information].

___________________________	___________________________	___________________________
Interviewee	For ARP	For Gammacan